UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 20, 2024

Date of Report (Date of earliest event reported)

Yotta Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41357	86-3374167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Avenue of the Americas, Suite 301 New York, NY 10036	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	YOTAU	The Nasdaq Stock Market LLC
Common Stock	YOTA	The Nasdaq Stock Market LLC
Warrants	YOTAW	The Nasdaq Stock Market LLC
Rights	YOTAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On August 20, 2024, Yotta Acquisition Corporation, a Delaware corporation (“Yotta”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Yotta, Yotta Merger Sub Inc., a Maryland corporation and a wholly-owned subsidiary of Yotta (“Merger Sub”), and DRIVEiT Financial Auto Group, Inc, a Maryland corporation (the “Company”).

The Company is in the business of operating electronic vehicle superstores that supports customers’ entire electronic vehicle experience by providing comprehensive solutions for customers, including financing and all after sales needs of warranty, service, and parts.

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”), and in accordance with Maryland General Corporation Law:

Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub will cease, and the Company will be the surviving corporation and a wholly-owned subsidiary of Yotta (the “Merger”). Yotta will be renamed “DRIVEiT Financial Auto Group, Inc.” The Business Combination is expected to be consummated after obtaining the required approval by the stockholders of Yotta and the Company and the satisfaction of certain other customary closing conditions.

Merger Consideration

The total consideration to be paid at the closing (the “Closing”) of the Business Combination by Yotta to the Company security holders will be an amount equal to $100 Million (the “Merger Consideration”). The Merger Consideration will be payable in shares of common stock, par value $0.0001 per share, of Yotta (“Yotta Common Stock”) valued at $10 per share.

The board of directors of Yotta has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of Yotta.

Treatment of Securities

In accordance with the terms and subject to the conditions of the Merger Agreement, and without any action on the part of Yotta, Merger Sub, the Company or the holders of any shares of capital stock of any party at the effective time of the Merger (the “Effective Time”) the following will take place:

Cancellation of Securities. Each share of Company capital stock, if any, that is owned by Yotta or Merger Sub or the Company (as treasury stock or otherwise), will automatically be cancelled and retired without any conversion thereof and will cease to exist, and no consideration will be delivered in exchange therefor.

Company Common Stock. Immediately prior to the Effective Time, each issued and outstanding share of the Company’s common stock, par value $0.001 per share (“Company Common Stock”) (other than any such shares of Company capital stock cancelled as described above and any dissenting shares) shall, in accordance with the Company’s articles of incorporation, be converted into the right to receive a number of shares of Yotta Common Stock equal to the Conversion Ratio.

Merger Sub Securities. Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one newly issued, fully paid and nonassessable share of common stock of the Company.

Bridge Financing

Each outstanding convertible promissory note issued by the Company in connection with the Company’s bridge financing shall be converted into Yotta preferred stock and Yotta warrants in accordance with the terms of the Securities Purchase Agreement (collectively, the “Bridge Financing”).

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) corporate existence and power, (b) authorization to enter into the Merger Agreement and related transactions; subsidiaries; (c) governmental authorization, (d) non-contravention, (e) capitalization; (f) corporate records, (g) consents, (h) financial statements, (i) internal accounting controls, (j) absence of certain changes, (k) properties; title to assets; (l) litigation, (m) material contracts, (n) licenses and permits, (o) compliance with laws, (p) intellectual property, (q) employee matters and benefits, (r) tax matters, (s) real property; (t) environmental laws, (u) finders’ fees, (v) directors and officers, (w) anti-money laundering laws, (x) insurance, (y) related party transactions, and (z) certain representations related to securities law and activity. Yotta has additional representations and warranties, including (a) issuance of shares, (b) trust account, (c) listing, (d) board approval, (e) SEC documents and financial statements, (f) anti-corruption law compliance (g) affiliate transactions, and (h) expenses, indebtedness and other liabilities

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Merger and efforts to satisfy conditions to consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, finders’ fees, exclusivity, notices of certain events, access to information, cooperation in the preparation of the Form S-4 and Proxy Statement, as each such terms are defined in the Merger Agreement, required to be filed in connection with the Merger and to obtain all requisite approvals of each party’s respective stockholders. Yotta has agreed to include in the Proxy Statement the recommendation of its board that its stockholders approve all of the proposals to be presented at the special meeting.

Each party’s representations, warranties and pre-Closing covenants will not survive Closing. All rights to indemnification shall survive the Merger and shall continue in full force and effect in accordance with their terms. For a period of six (6) years after the Effective Time, Yotta shall cause its organizational documents, those of its subsidiaries, and the surviving corporation to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses than are set forth as of the date of the Merger Agreement.

Parent Equity Incentive Plan

Yotta has agreed to approve and adopt an omnibus equity incentive plan (the “Incentive Plan”) prior to the Effective Time in a form mutually acceptable to Yotta and the Company, with such changes or modifications thereto as Yotta and the Company may mutually agree. The Incentive Plan will provide for an initial aggregate share reserve equal to 10% to 20% of the number of shares of common stock of the surviving corporation immediately after the Closing and an “evergreen” provision that is mutually agreeable to the Company and Yotta that will provide for an automatic increase on the first day of each fiscal year in the number of shares available for issuance under the Incentive Plan as mutually determined by the Company and Yotta.

Non-Solicitation Restrictions

Each of Yotta and the Company has agreed that from the date of the Merger Agreement to the Closing Date or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, without the prior written consent of the other party (which consent may be withheld in the sole and absolute discretion of the party asked to provide consent), it will not initiate any negotiations with any party relating to an Alternative Transaction (as defined in the Merger Agreement) or enter into any agreement relating to such a proposal, other than as expressly excluded from the definition of an Alternative Transaction. Each of Yotta and the Company have also agreed to be responsible for any acts or omissions of any of its respective representatives that, if they were the acts or omissions of Yotta and the Company, as applicable, would be deemed a breach of the party’s obligations with respect to these non-solicitation restrictions.

Conditions to Closing

The consummation of the Merger is conditioned upon, among other things, (i) the absence of any applicable law or order restraining, prohibiting or imposing any condition on the consummation of the Merger and related transactions, (ii) the parties shall have obtained the directors’ and officers’ liability insurance for Yotta and the Company, (iii) receipt of any consent, approval or authorization required by any Governmental Authority, as defined in the Merger Agreement, (iv) the Extension Proposal shall have been approved by Yotta’s stockholders, (v) approval by the Company’s stockholders of the Merger and related transactions, (vi) each of Yotta’s proposals shall have been approved at its stockholder meeting or at any adjournment or postponement thereof, (vii) the conditional approval for listing by NASDAQ of the shares common stock to be issued in connection with the transactions contemplated by the Merger Agreement and satisfaction of initial and continued listing requirements, and (viii) the Form S-4 becoming effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”).

Solely with respect to Yotta and Merger Sub, the consummation of the Merger is conditioned upon, among other things, (i) the Company having duly performed or complied with all of its obligations under the Merger Agreement in all material respects, (ii) the representations and warranties of the Company, other than certain Fundamental Representations, as defined in the Merger Agreement, being true and correct in all respects unless failure would not have or reasonably be expected to have a Material Adverse Effect, as defined in the Merger Agreement, on the Company or any of its subsidiaries, (iii) certain Fundamental Representations, as defined in the Merger Agreement, being true and correct in all respects other than de minimis inaccuracies, (iv) no event having occurred that would result in a Material Adverse Effect on the Company or any of its subsidiaries, (v) the Company and its securityholders shall have executed and delivered to Yotta each Ancillary Agreement, as defined in the Merger Agreement, to which they each are a party, (vi) the Company having delivered certain certificates to Yotta, (vii) resignation of certain of the Company’s directors as set forth in the Merger Agreement, (viii) the Company shall have obtained all required third-party consents necessary to consummate the Merger, and (ix) the Company shall have used the Company’s available cash on the Closing Date to first pay all Company expenses, Yotta expenses and expenses incurred by the sponsor.

Solely with respect to the Company, the consummation of the Merger is conditioned upon, among other things, (i) Yotta and Merger Sub having duly performed or complied with all of their respective obligations under the Merger Agreement in all material respects, (ii) the representations and warranties of Yotta and Merger Sub, other than certain Fundamental Representations, as defined in the Merger Agreement, being true and correct in all respects unless failure to be true and correct would not have or reasonably be expected to have a Material Adverse Effect, as defined in the Merger Agreement, on Yotta or Merger Sub and their ability to consummate the Merger and related transactions, (iii) certain Fundamental Representations being true and correct in all respects, other than de minimis inaccuracies, (iv) no event having occurred that would result in a Material Adverse Effect on Yotta, (v) the Amended Parent Charter, as defined in the Merger Agreement, being filed with, and declared effective by, the Delaware Secretary of State, (vi) Yotta delivers certain certificates to the Company, (vii) the size and composition of the post-Closing board of directors of Yotta have been appointed as set forth in the Merger Agreement, (viii) Yotta, Yotta Investment LLC (“Sponsor”) and other stockholders, as applicable, shall have executed and delivered to the Company each Ancillary Agreement to which they each are a party, and (ix) Yotta having delivered all documents necessary to assume all of the Company’s obligations under the Bridge Financing.

Termination

The Merger Agreement may be terminated at any time prior to the Effective Time as follows:

(i) by either Yotta or the Company if (A) the Merger and related transactions are not consummated on or before the 8 month anniversary of the date of the Merger Agreement (the “Outside Closing Date”), provided that, if the SEC has not declared the Form S-4 effective on or prior to the 8 month anniversary of the Merger Agreement, the Outside Closing Date shall be automatically extended by one month; and (B) the material breach or violation of any representation, warranty, covenant or obligation under the Merger Agreement by the party seeking to terminate the Merger Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date, without liability to the other party. Such right may be exercised by Yotta or the Company, as the case may be, by giving written notice to the other at any time after the Outside Closing Date;

(ii) by either Yotta or the Company if any Governmental Authority, as defined in the Merger Agreement, has issued any final decree, order, judgment, award, injunction, rule or consent or enacted any law, having the effect of permanently enjoining or prohibiting the consummation of the Merger, provided that, the party seeking to terminate cannot have breached its obligations under the Merger Agreement and such breach was a substantial cause of, or substantially resulted in, such action by the Governmental Authority.

(iii) by mutual written consent of Yotta and the Company duly authorized by each of their respective boards of directors; and

(iv) by either Yotta or the Company, if the other party has breached any of its covenants or representations and warranties such that closing conditions would not be satisfied by the earlier of (A) the Outside Date and (B) 30 days following receipt by the breaching party of a written notice of the breach.

(v) by Yotta if the Company has not obtained the Company Stockholder Approval within five (5) Business Days following the Effective Date of the S-4 Registration Statement (the “Company Stockholder Written Consent Deadline”), and upon the Company receiving the Company Stockholder Approval, Yotta shall no longer have any right to terminate the Merger Agreement under this provision.

The Merger Agreement and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about Yotta and the Company or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Yotta, the Company or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that Yotta makes publicly available in reports, statements and other documents filed with the SEC. Yotta and the Company investors and securityholders are not third-party beneficiaries under the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Certain Related Agreements

Parent Stockholder Support Agreement

In connection with the execution of the Merger Agreement, Yotta and the officers and directors of Yotta, the Company and the Sponsor entered into a support agreement (the “Parent Stockholder Support Agreement”) pursuant to which the Sponsor and the officers and directors of Yotta have agreed to vote all shares of the common stock beneficially owned by them, including any additional shares they acquire ownership of or the power to vote: (i) in favor of the Merger and related transactions, (ii) against any action reasonably be expected to impede, delay, or materially and adversely affect the Merger and related transactions, and (iii) in favor of an extension of the period of time Yotta is afforded to consummate an initial business combination.

Company Support Agreement

In connection with the execution of the Merger Agreement, Yotta, the Company and certain stockholders of the Company entered into a support agreement (the “Company Stockholder Support Agreement”), pursuant to which such Company stockholders have agreed to vote all common and preferred stock of the Company beneficially owned by them, including any additional shares of the Company they acquire ownership of or the power to vote, in favor of the Merger and related transactions and against any action reasonably be expected to impede, delay, or materially and adversely affect the Merger and related transactions.

Form of Lock-Up Agreement

In connection with the Closing, certain key Yotta stockholders will each agree, subject to certain customary exceptions, not to (i) offer, sell contract to sell, pledge or otherwise dispose of, directly or indirectly, any Lockup Shares (as defined below), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is six months after the Closing Date. The term “Lockup Shares” mean the Merger Consideration Shares, as defined in the Merger Agreement, if any, whether or not earned prior to the end of the Lock-up Period (as defined below), and including any securities convertible into, or exchangeable for, or representing the rights to receive common stock, and the term “Lock-Up Period” means the period from the Closing Date until six (6) months after the Closing Date, provided that if the closing price of the common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period following the consummation of the Business Combination, the Lockup Shares shall be released from lock-up.

Forfeiture Agreement

In connection with the execution of the Merger Agreement, Yotta, Sponsor and the Company entered into a Sponsor Forfeiture Agreement (the “Sponsor Forfeiture Agreement”) pursuant to which Sponsor has agreed to forfeit, for no consideration, such number of shares of Yotta Common Stock in excess of five percent (5%) of Yotta’s issued and outstanding common stock on the Closing Date and such shares of common stock shall, by virtue of the Merger, be deemed to have been canceled and extinguished.

Registration Rights Agreement

At the Closing, Yotta will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain existing stockholders of Yotta and the Company with respect to their shares of Yotta acquired before or pursuant to the Merger, and including the shares issuable on conversion of the warrants issued to the Sponsor in connection with Yotta’s initial public offering and any shares issuable on conversion of preferred stock or loans. Subject to the Lock-Up Agreements described above, the holders of a majority of the shares held by the existing Yotta stockholders, and the holders of a majority of the shares held by the Company stockholders will each be entitled to make two demands that the Company register such securities for resale under the Securities Act, or two demands each if the surviving entity is eligible to use Form S-3 or a similar short-form registration statement. In addition, the holders will have certain “piggy-back” registration rights that require Yotta to include such securities in registration statements that Yotta otherwise files. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. Yotta will bear the expenses incurred in connection with the filing of any such registration statements.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Parent Stockholder Support Agreement, Company Support Agreement, form of Lock-Up Agreement, form of Forfeiture Agreement and form of Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.17, 10.18, 10.19, 10.20 and 10.21, respectively, and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On August 21, 2024, Yotta issued a press release announcing the execution of the Merger Agreement and related matters. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between Yotta and the Company. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Yotta intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Yotta, referred to as a “proxy statement/prospectus.” A proxy statement/prospectus will be sent to all Yotta stockholders. Yotta also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Yotta n are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Yotta through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of the closing of the Merger, achievement of the conditions necessary for the closing of the Merger, other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of Yotta’s and the Company’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Yotta and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Merger, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the Merger, if not obtained; the failure to realize the anticipated benefits of the Merger; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of Yotta prior to the Merger, and the Company following the Merger, to maintain the listing of the Company’s shares on NASDAQ; costs related to the Merger; the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger Agreement by the stockholders of Yotta, the satisfaction of the minimum cash requirements of the Merger Agreement following any redemptions by Yotta’s public stockholders; the risk that the Merger may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the outcome of any legal proceedings that may be instituted against Yotta or the Company related to the Merger, expiration of, or failure to extend, the period of time Yotta is afforded under its organizational documents and the final prospectus of Yotta to consummate the initial business combination with the Company; the attraction and retention of qualified directors, officers, employees and key personnel of Yotta and the Company prior to the Merger, and the Company following the Merger; the ability of the Company to compete effectively in a highly competitive market; the ability to protect and enhance the Company’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in the Company’s industry; and, the uncertain effects of the COVID-19 pandemic; future financial performance of the Company following the Merger; the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the Company a to generate sufficient revenue from each of its revenue streams; the ability of the Company to protect its intellectual property from competitors; the Company’s ability to execute its business plans and strategy; and those factors set forth in documents of Yotta filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Yotta nor the Company presently know, or that Yotta and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Yotta and the Company’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Yotta and the Company described above. Yotta and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Yotta and the Company may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Yotta or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

Yotta and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Yotta’s stockholders in connection with the proposed Merger. A list of the names of the directors and executive officers of Yotta and information regarding their interests in the Merger will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the second paragraph under the above section entitled “Important Information for Investors and Stockholders.”

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
2.1*	Agreement and Plan of Merger, dated August 20, 2024, by and among Yotta, Merger Sub and the Company

10.17	Parent Stockholder Support Agreement, dated August 20, 2024, by and among Sponsor, Yotta and the Company

10.18	Company Support Agreement, dated August 20, 2024, by and among Yotta, the Company and the Majority Stockholders

10.19	Form of Lock-Up Agreement

10.20	Forfeiture Agreement

10.21	Form of Registration Rights Agreement

99.1	Press Release issued by Yotta on August 21, 2024

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within Inline XBRL document

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) or 601(a)(5), as applicable. The SPAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2024	Yotta Acquisition Corporation

	By:	/s/ Hui Chen
	Name:	Hui Chen
	Title:	Chief Executive Officer